EXHIBIT 13.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Wix.com Ltd. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Avishai Abrahami, do certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

 (1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Avishai Abrahami
Avishai Abrahami
Co-Founder, Chief Executive Officer and Director
Date: April 9, 2019